                                                                   EXHIBIT 3.104

                               State of Delaware

                        Office of the Secretary of State
                       ----------------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE KATZ AGENCY, INC.", CHANGING ITS NAME FROM "THE KATZ AGENCY, INC." TO "KATZ COMMUNICATIONS, INC.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 1981, AT 9 O'CLOCK A.M.








       [DELAWARE SECRETARY'S OFFICE SEAL]    /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


                                             AUTHENTICATION:  7596787

                                                       DATE:  08-03-95

0802393 8100
950175715

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             THE KATZ AGENCY, INC.
                          ---------------------------

                             Adopted in Accordance
                                    with the
                           Provisions of Section 242
                                     of the
                            General Corporation Law
                                     of the
                               State of Delaware
                          ----------------------------


          THE KATZ, AGENCY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that an amendment to the Restated Certificate of Incorporation of the Corporation changing paragraph 1 thereof to read as follows has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware:

          "The name of the corporation (hereinafter sometimes referred to as the "Corporation") is Katz Communications, Inc."

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed on its behalf by James L. Greenwald, its President, and attested by Richard D. Mendelson, its Secretary, this 20th day of October, 1981.

                                             THE KATZ AGENCY, INC.


                                             By: /s/ James L. Greenwald
                                                 -------------------------------
                                                 James L. Greenwald
                                                 President


Attest:


/s/ Richard D. Mendelson
---------------------------------
Richard D. Mendelson
Secretary

                            State of Delaware

                        Office of the Secretary of State
                   ------------------------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

          "KATZ MERGER CORP.", A DELAWARE CORPORATION,

          WITH AND INTO "KATZ COMMUNICATIONS, INC." UNDER THE NAME OF "KATZ COMMUNICATIONS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SECOND DAY OF MAY, A.D. 1990, AT 10:15 O'CLOCK A.M.






[DELAWARE SECRETARY'S OFFICE SEAL]   Edward J. Freel
                                     ------------------------------------
                                     Edward J. Freel, Secretary of State



                                     AUTHENTICATION:  7596788

                                               DATE:  08-03-95

0802393 8100M
950175715

                             CERTIFICATE OF MERGER

                                       OF

                               KATZ MERGER CORP.

                                      INTO

                           KATZ COMMUNICATIONS, INC.

          Katz Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

          Name                               State of Incorporation
         ------                             ------------------------

         Katz Communications, Inc.           Delaware
         Katz Merger Corp.                   Delaware

          SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged in accordance with the requirements of section 251 of the General Corporation Law of the State of Delaware.

          THIRD: That the name of the surviving corporation of the merger is Katz Communications, Inc.

          FOURTH: That the Restated Certificate of Incorporation of the surviving corporation, as further amended, shall be in the form attached to this Certificate of Merger as Exhibit A.

          FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One Dag Hammarskjold Plaza, New York, New York 10017.

          SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

          SEVENTH: The agreement of merger has been duly adopted by the stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the agreement of merger has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.


                                             KATZ COMMUNICATIONS, INC.


                                             By: James L. Greenwald
                                                 -------------------------------
                                                 James L. Greenwald
                                                 Chairman, Chief
                                                 Executive Officer,
                                                 President and Chief
                                                 Operating Officer


ATTEST:

By: Arnold Sheiffer
    ----------------------------------
    Arnold Sheiffer
    Secretary

                                                                       Exhibit A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           KATZ COMMUNICATIONS, INC.

     FIRST:    The name of the Corporation is KATZ COMMUNICATIONS, INC. (the
"Corporation").

     SECOND:   The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, Delaware. The Prentice-Hall Corporation System, Inc. is the Corporation's registered agent at that address.

     THIRD:    Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware, including, without limitation, to act as the agent or representative of media, primarily in the sale of advertising space or time.

     FOURTH:   Stock.  The Corporation shall have authority to issue a total of
1,000 shares of common stock, par value $.01 per share.

     FIFTH:    Incorporator.  The name and mailing address of the incorporator are as follows: James M. Neeley, c/o Battle Fowler, Lidstone, Jaffin, Pierce & Kheel, 280 Park Avenue, New York, New York 10017.

     SIXTH:    By-Laws.  The Board of Directors of the Corporation from time to time may make, alter or repeal the by-laws of the Corporation, except as such power may be limited by any one or more by-laws adopted by the stockholders.

     SEVENTH: Indemnification. The Corporation shall indemnify any and all persons who it shall have the power to indemnify from and against any and all liabilities, damages, amounts paid in settlement, costs and expenses, including attorneys' fees incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation arising out of or pertaining to any action or omission occurring prior to or after the date of this Certificate of Incorporation, to the full extent permitted by the Delaware General Corporation Law, as the same now exists or may hereafter be amended.

     EIGHTH:   Limitation on Director's Liability.  No director of the
Corporation shall be personally liable to the Corpora-tion or its stockholders for monetary damages for breach of his or her fiduciary duty as a director; provided, however, that nothing in this Article EIGHTH shall eliminate or limit the liability of any director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit."

                               STATE OF DELAWARE                        PAGE 1

                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "THE KATZ AGENCY, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 1981, AT 9 O'CLOCK A.M.





       [DELAWARE SECRETARY'S OFFICE SEAL]    /s/ Edward J. Freel
                                             -------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:  7192003

                                                      DATE:  07-26-94
0802393  8100
944138017

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             THE KATZ AGENCY, INC.
                   (Original Certificate filed June 10, 1974)

     1. Name. The name of the corporation (hereinafter sometimes referred to as the "Corporation") is

                             THE KATZ AGENCY, INC.

     2. Registered Office and Agent. The location of the Corporation's registered office in Delaware is at 306 South State Street, City of Dover, County of Kent, Delaware. The name of the registered agent at such address is the United States Corporation Company.

     3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware, including, without limitation, to act as the agent or representative of media, primarily in the sale of advertising space or time.

     4. Management. The business and affairs of the Corporation shall be managed under the direction of an Executive Council elected by the shareholders, which Executive Council shall have all of the powers and duties conferred or imposed upon a board of directors under the Delaware General Corporation Law.

     5. Stock. The Corporation shall have authority to issue a total of 15,150,000 shares of stock, consisting of 10,000,000 shares, par value ten cents per share, designated Common Stock, 5,000,000 shares, par value ten cents per share, designated Class A Common Stock, 100,000 shares, par value $1.00 per share, designated the Preferred Stock and 50,000 shares, par value $10.00 per share, designated the $6.00 Preferred Stock.

     The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, Class A Common Stock, Preferred Stock and the $6.00 Preferred Stock are as follows:

     A. $6.00 Preferred Stock:

     (i) The holders of the $6.00 Preferred Stock shall be entitled to receive, when and as declared by the Executive Council of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of $6.00 per share per calendar year and no more, payable annually, semi-annually or quarter-annually on such dates as the Executive Council of the Corporation may determine, before any dividends shall be declared or paid upon or set apart for the Common Stock, Class A Common Stock or Preferred Stock. If the Corporation shall not in any calendar year pay the full amount of preferential dividends to the holders of the $6.00 Preferred Stock, then the amount unpaid in such year, but not in excess of the Corporation's net profits in such year, shall be accumulated on the books and records of the Corporation as a debt to the holders of the $6.00 Preferred Stock.

     (ii) The holders of the $6.00 Preferred Stock shall not be entitled to vote for any purpose except as may be required by law.

     (iii) After approval of the Executive Council, the Corporation may redeem the whole or any part of the outstanding $6.00 Preferred Stock at any time, or from time to time, after December 31, 1976, at a price of ONE HUNDRED DOLLARS ($100.00) per share plus any unpaid accumulated dividends thereon. If less than all of the shares are to be redeemed, any such redemptions shall be made from all holders of $6.00 Preferred Stock in proportion to their holdings on the date fixed for such redemption. Notice of any election to redeem shall be mailed to each holder of such stock at his address as it appears on the books of the Corporation not less than 30 days prior to the date upon which the $6.00 Preferred Stock is to be redeemed. If a valid offer of redemption is made, the dividends on the shares to be redeemed shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall, from and after such redemption date, cease and terminate except that the holder thereof shall at all times have and retain the right to receive the redemption price therefor, but without interest.

          (iv) In the event of any partial or complete liquidation or of the dissolution or of the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the $6.00 Preferred Stock shall be entitled, before any of the assets of the Corporation shall be distributed among or paid over to the holders of any other class of the Corporation's stock, to be paid ONE HUNDRED DOLLARS per share plus any unpaid accumulated dividends thereon. If the assets of the Corporation are insufficient to meet such preferences of the $6.00 Preferred Stock, the entire assets of the Corporation available for distribution to stockholders shall be distributed, first in payment of any unpaid accumulated dividends of the $6.00 Preferred Stock, and, second, ratably among the holders of the $6.00 Preferred Stock in payment of the liquidation preference of ONE HUNDRED DOLLARS ($100.00) per share.

     B.   The Preferred Stock:

          (i) The Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Executive Council, each such series to be distinctly designated. Subject to and provided the same does not violate or limit any prior rights of the holders of the $6.00
Preferred Stock, the Executive Council is hereby expressly authorized by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to fix and state the designations, powers, preferences and relative, participating, optional or other special rights, of the shares of each series of Preferred Stock and the qualifications, limitations and restrictions of each such series, including (but without limiting the generality of the foregoing) any of the following with respect to which the Executive Council shall determine to make affirmative provisions:

     (a)  Distinctive name and serial designation;

     (b)  Annual dividend rate or rates and the dividend payment dates;

     (c) Whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

     (d) Whether any series shall be subject to redemption and, if so, the manner of redemption, and the redemption price or prices;

          (e) The amount or amounts of preferential or other payment to which any series is entitled, over any other series or over the Common Stock and Class A Common Stock on voluntary or involuntary liquidation, dissolution, or winding up;

          (f) Any sinking fund or other retirement provisions and the extent to which such charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over dividends on the Class A Stock and the Common Stock;

          (g) Any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Class A Common Stock or the Common Stock;

          (h)  The number of shares of such series;

          (i)  The voting rights, if any, of such series.

          Each share of each series of Preferred Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

               (ii) The authority of the Executive Council to provide for the issuance of one or more series of the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Preferred Stock, Class A Common Stock or the Common Stock, or a combination thereof, for any purpose and in any manner (including issuance pursuant to rights, warrants or other options) permitted by law, for delivery as all or part of the consideration for and in connection with the acquisition of all or part of the stock of another corporation, or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized). Adoption of this provision, as part of the Certificate of Incorporation by the holders of stock of the Corporation shall be deemed, for all purposes, and with respect to such acquisition, to constitute advance approval by the holders of the stock of the Corporation of the issuance of such stock for such purpose or purposes.

               (iii) Shares of any series of Preferred Stock which shall be issued and thereafter acquired by the Corporation, whether through purchase, redemption, conversion or otherwise, may, by resolution or resolutions of the Executive Council, be returned to the status of authorized but unissued Preferred Stock of the same series. Unless otherwise provided in the resolution or resolutions of the Executive Counsel providing for the issue thereof, the number of authorized shares of Preferred Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding), by resolution or resolutions of the Executive Council. In case the number of shares of any such series of Preferred Stock shall be decreased, the unissued shares which represent such decrease shall, unless otherwise provided in the resolution or resolutions of the Executive Council providing for the issuance thereof, resume the status of authorized but unissued Preferred Stock, undesignated as to series.

          (iv) At all elections of members of the Executive Council of the Corporation and in respect of all other matters as to which the vote or consent of stockholders of the Corporation shall be required, the holders of the Common Stock entitled to vote at such election, or upon such other matters, shall be entitled to one (1) vote for each share of stock held by them, and the holders of the Preferred Stock shall have no voting rights, except such as are granted by law, or as may be fixed by the resolution or resolutions of the Executive Council providing for the issue of such series, and such voting rights, if any, may be superior, equal or subordinate to the voting rights of the holders of any other series of Preferred Stock or of the Common Stock, as such resolution or resolutions of the Executive Council shall provide.

      C. The Class A Common Stock:

      The relative rights, preferences and limitations of the Class A Common Stock shall be in all respects identical, share for share, with the Common Stock except that voting power for the election of members of the Executive Council and for all other purposes shall be vested exclusively in the holders of the Common Stock and, to the extent authorized by the Executive Council, the holders of the Preferred Stock. Except as otherwise required by law the holders of the Class A Common Stock shall not have any voting power or be entitled to receive any notice of meetings of shareholders.

      D. Common Stock:

           (i) The holders of the Common Stock and Class A Common Stock shall be entitled to receive dividends as may from time to time be declared by the Executive Council out of funds legally available therefor after payment of dividends on the $6.00 Preferred Stock for the then current calendar year, any accumulated unpaid dividends on the $6.00 Preferred Stock and any dividends or accumulated dividends on any series of the Preferred Stock having preferential dividend rights over the Class A Stock and the Common Stock.

          (ii) In the event of any complete or partial liquidation, or of the dissolution or the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Class A Stock and the Common Stock shall be entitled to the same rate per share of any distribution or other payment after all payments hereinabove provided to be made have been made to the holders of the $6.00 Preferred Stock and the Preferred Stock.

         (iii) At each meeting of stockholders, each holder of shares of Common Stock shall have one vote for each share of the Common Stock standing in his name on the books of the Corporation.

     6. By-laws. The Executive Council of the Corporation from time to time may make, alter or repeal by-laws of the Corporation, except as such power may be limited by any one or more by-laws adopted by the stockholders.

     7. Election and Removal of Executive Council. Elections of members of the Executive Council of the Corporation need not be by written ballot unless the by-laws of the Corporation so provide. The stockholders at any time may remove any or all members of the Executive Council of the Corporation, with or without cause.

     8. Creditors Arrangements. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corpora-tion, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     This Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with the provisions of section 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, we have signed this Certificate this 26th day of June 1981.

                                                [ILLEGIBLE SIGNATURE]
                                                _____________________
                                                      President

Attest:

[ILLEGIBLE SIGNATURE]
_____________________
     Secretary

                                                                          PAGE 1
                               State of Delaware
                        Office of the Secretary of State


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE KATZ AGENCY, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1978, AT 9 O'CLOCK A.M.


   [DELAWARE SECRETARY'S OFFICE SEAL]    /s/ EDWARD J. FREEL
                                         ___________________________________
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:  7192002
0802393 8100                             DATE:            07-26-94
944138017

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             THE KATZ AGENCY, INC.

            Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                                * * * * * * * *

     We, James L. Greenwald, President and Peter R. Goulazian, Secretary of The Katz Agency, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

     By striking out the whole of Article 4 thereof as it now exists and inserting in lieu and instead thereof a new Article 4:

     "4. Stock. The corporation shall have authority to issue a total of 15,150,000 shares of stock, consisting of 10,000,000 shares, par value ten cents per share, designated Common Stock, 5,000,000 shares, par value ten cents per share, designated Class A Common Stock, 100,000 shares, par value $1.00 per share, designated the Preferred Stock and 50,000 shares, par value $10.00 per share, designated the $6.00 Preferred Stock.

          The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, Class A Common Stock, Preferred Stock and the $6.00 Preferred Stock are as follows:

          A.  $6.00 Preferred Stock:

              (i) The holders of the $6.00 Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of $6.00 per share per calendar year and no more, payable annually, semi-annually or quarter-annually on such dates as the Board of Directors of the Corporation may determine, before any dividends shall be declared or paid upon or set apart for the Common Stock, Class A Common Stock or Preferred Stock. If the Corporation shall not in any calendar year pay the full amount of preferential dividends to the holders of the $6.00 Preferred Stock, then the amount unpaid in such year, but not in excess of the Corporation's net profits in such year, shall be accumulated on the books and records of the Corporation as a debt to the holders of the $6.00 Preferred Stock.

              (ii) The holders of the $6.00 Preferred Stock shall not be entitled to vote for any purpose except as may be required by law.

              (iii) After approval of the Board of Directors, the Corporation may redeem the whole or any part of the outstanding $6.00 Preferred Stock at any time, or from time to time, after December 31, 1976, at a price of ONE HUNDRED DOLLARS ($100.00) per share plus any unpaid accumulated dividends thereon. If less than all of the shares are to be redeemed, any such redemptions shall be made from all holders of $6.00 Preferred Stock in proportion to their holdings on the date fixed for such redemption. Notice of any election to redeem shall be mailed to each holder of such stock at his address as it appears on the books of the Corporation not less than 30 days prior to the date upon which the $6.00 Preferred Stock is to be redeemed. If a valid offer of redemption is made, the dividends on the shares to be redeemed shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall, from and after such redemption date, cease and terminate except that the holder thereof shall at all times have and retain the right to receive the redemption price therefor, but without interest.

                    (iv) In the event of any partial or complete liquidation or of the dissolution or of the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the $6.00 Preferred Stock shall be entitled, before any of the assets of the Corporation shall be distributed among or paid over to the holders of any other class of the Corporation's stock, to be paid ONE HUNDRED DOLLARS per share plus any unpaid accumulated dividends thereon. If the assets of the Corporation are insufficient to meet such preferences of the $6.00 Preferred Stock, the entire assets of the Corporation available for distribution to stockholders shall be distributed, first in payment of any unpaid accumulated dividends of the $6.00 Preferred Stock, and, second, ratably among the holders of the $6.00 Preferred Stock in payment of the liquidation preference of ONE HUNDRED DOLLARS ($100.00) per share.

               B.  The Preferred Stock:

                    (i) The Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Board of Directors, each such series to be distinctly designated. Subject to and provided the same does not violate or limit any prior rights of the holders of the $6.00 Preferred Stock, the Board of Directors is hereby expressly authorized by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to fix and state the designations, powers, preferences and relative, participating, optional or other special rights, of the shares of each series of Preferred Stock and the qualifications, limitations and restrictions of each such series, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors shall determine to make affirmative provisions:

               (a) Distinctive name and serial designation;

               (b) Annual dividend rate or rates and the dividend payment dates;

               (c) Whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

               (d) Whether any series shall be subject to redemption and, if so, the manner of redemption, and the redemption price or prices;

               (e) The amount or amounts of preferential or other payment to which any series is entitled, over any other series or over the Common Stock and Class A Common Stock on voluntary or involuntary liquidation, dissolution, or winding up;

               (f) Any sinking fund or other retirement provisions and the extent to which such charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over dividends on the Class A Stock and the Common Stock;

               (g) Any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Class A Common Stock or the Common Stock;

               (h) The number of shares of such series;

               (i) The voting rights, if any, of such series.

               Each share of each series of Preferred Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

                    (ii) The authority of the Board of Directors to provide for the issuance of one or more series of the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Preferred Stock, Class A Common Stock or the Common Stock, or a combination thereof, for any purpose and in any manner (including issuance pursuant to rights, warrants or other options) permitted by law, for delivery as all or part of the consideration for an in connection with the acquisition of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized). Adoption of this provision, as part of the Certificate of Incorporation by the holders of stock of the corporation shall be deemed, for all purposes, and with respect to such acquisition, to constitute advance approval by the holders of the stock of the corporation of the issuance of such stock for such purpose or purposes.

          (iii) Shares of any series of Preferred Stock which shall be issued and thereafter acquired by the corporation, whether through purchase, redemption, conversion or otherwise, may, by resolution or resolutions of the Board of Directors, be returned to the status of authorized but unissued Preferred Stock of the same series. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof, the number of authorized shares of Preferred Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding), by resolution or resolutions of the Board of Directors. In case the number of shares of any such series of Preferred Stock shall be decreased, the unissued shares which represent such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued Preferred Stock, undesignated as to series.

          (iv) At all elections of directors of the corporation and in respect of all other matters as to which the vote or consent of stockholders of the corporation shall be required, the holders of the Common Stock entitled to vote at such election, or upon such other matters, shall be entitled to one (1) vote for each share of stock held by them, and the holders of the Preferred Stock shall have no voting rights, except such as are granted by law, or as may be fixed by the resolution or resolutions of the Board of Directors providing for the issue of such series, and such voting rights, if any, may be superior, equal or subordinate to the voting rights of the holders of any other series of Preferred Stock or of the Common Stock, as such resolution or resolutions of the Board of Directors shall provide.

     C. The Class A Common Stock:

          The relative rights, preferences and limitations of the Class A Common Stock shall be in all respects identical, share for share, with the Common Stock except that voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock and, to the extent authorized by the Board of Directors, the holders of the Preferred Stock. Except as otherwise required by law the holders of the Class A Common Stock shall not have any voting power or be entitled to receive any notice of meetings of shareholders.

     D. Common Stock:

          (i) The holders of the Common Stock and Class A Common Stock shall be entitled to receive dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor after payment of dividends on the $6.00 Preferred Stock for the then current calendar year, any accumulated unpaid dividends on the $6.00 Preferred Stock and any dividends or accumulated dividends on any series of the Preferred Stock having preferential dividend rights over the Class A Stock and the Common Stock.

          (ii) In the event of any complete or partial liquidation, or of the dissolution or the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Class A Stock and the Common Stock shall be entitled to the same rate per share of any distribution or other payment after all payments hereinabove provided to be made have been made to the holders of the $6.00 Preferred Stock and the Preferred Stock.

          (iii) At each meeting of stockholders, each holder of shares of Common Stock shall have one vote for each share of the Common Stock standing in his name on the books of the Corporation."

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware, first by the Board of Directors at a meeting duly held, and then by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law, and that the capital of the Corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, we have signed this certificate this 19 day of December, 1978.

[SEAL]                                         [ILLEGIBLE SIGNATURE]
                                           ------------------------------
                                                   President

[ILLEGIBLE SIGNATURE]
-------------------------------
Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                PAGE 1
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE KATZ AGENCY, INC.", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JULY, A.D. 1975, AT 9 O'CLOCK A.M.


 [DELAWARE SECRETARY'S OFFICE SEAL]      /s/ Edward J. Freel
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

0802393  8100                            AUTHENTICATION: 7192001

944138017                                          DATE: 07-26-94

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             THE KATZ AGENCY, INC.

                                *  *  *  *  *  *

            Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                                *  *  *  *  *  *

     We, James L. Greenwald, President and Kenneth A. Mills, Secretary of The Katz Agency, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

     By striking out the whole of Article 4 thereof as it now exists and inserting in lieu and instead thereof a new Article 4:

     "4. Stock. The corporation shall have authority to issue a total of 1,050,000 shares of stock, consisting of 1,000,000 shares, par value $1.00 per share, designated Common Stock and 50,000 shares, par value $10.00 per share, designated $6.00 Preferred Stock.

         The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Common Stock and the $6.00 Preferred Stock are as follows:

         A. $6.00 Preferred Stock:

               (i) The holders of the $6.00 Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of $6.00 per share per calendar year and no more, payable annually, semi-annually or quarter-annually on such dates as the Board of Directors of the Corporation may determine, before any dividends shall be declared or paid upon or set apart for the Common Stock. If the Corporation shall not in any calendar year pay the full amount of preferential dividends to the holders of the $6.00 Preferred Stock, then the amount unpaid in such year, but not in excess of the Corporation's net profits in such year, shall be accumulated on the books and records of the Corporation as a debt to the holders of the $6.00 Preferred Stock.

               (ii) The holders of the $6.00 Preferred Stock shall not be entitled to vote for any purpose except as may be required by law.

               (iii) After approval of the Board of Directors, the Corporation may redeem the whole or any part of the outstanding $6.00 Preferred Stock at any time, or from time to time, after December 31, 1976, at a price of ONE HUNDRED DOLLARS ($100.00) per share plus any unpaid accumulated dividends thereon. If less than all of the shares are to be redeemed, any such redemptions shall be made from all holders of $6.00 Preferred Stock in proportion to their holdings on the date fixed for such redemption. Notice of any election to redeem shall be mailed to each holder of such stock at his address as it appears on the books of the Corporation not less than 30 days prior to the date upon which the $6.00 Preferred Stock is to be redeemed. If a valid offer of redemption is made, the dividends on the shares to be redeemed shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall, from and after such redemption date, cease and terminate, except that the holder thereof shall at all times have and retain the right to receive the redemption price therefor, but without interest.

               (iv) In the event of any partial or complete liquidation or of the dissolution or of the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the $6.00 Preferred Stock shall be entitled, before any of the assets of the Corporation shall be distributed among or paid over to the holders of any other class of the Corporation's stock, to be paid ONE HUNDRED DOLLARS per share plus any unpaid accumulated dividends thereon. If the assets of the Corporation are insufficient to meet such preferences of the $6.00 Preferred Stock, the entire assets of the Corporation available for distribution to stockholders shall be distributed, first in payment of any unpaid accumulated dividends of the $6.00 Preferred Stock, and, second, ratably among the holders of the $6.00 Preferred Stock in payment of the liquidation preference of ONE HUNDRED DOLLARS ($100.00) per share.

               B.   Common stock:

                    (i) The holders of the Common Stock shall be entitled to receive dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor after payment of dividends on the $6.00 Preferred Stock for the then current calendar year and any accumulated unpaid dividends on the $6.00 Preferred Stock.

                    (ii) In the event of any complete or partial liquidation, or of the dissolution or the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled to the same rate per share of any distribution or other payment after all payments hereinabove provided to be made have been made to the holders of the $6.00 Preferred Stock.

                    (iii) At each meeting of stockholders, each holder of shares of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the Corporation."

     SECOND:   That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law, and that the capital of the Corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, we have signed this certificate this 10th day of July, 1975.

                                             [ILLEGIBLE SIGNATURE]
                                             -------------------------------
                                                        President

Attest:

[ILLEGIBLE SIGNATURE]
-----------------------------
         Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     WITH AND INTO "THE KATZ AGENCY, INC." UNDER THE NAME OF "THE KATZ AGENCY, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SIXTH DAY OF JUNE, A.D. 1974, AT 9 O'CLOCK A.M.


       [Secretary of State Seal]        /s/ Edward J. Freel
                                        --------------------------------------
                                        Edward J. Freel, Secretary of State

0802393  8100M                          AUTHENTICATION: 7192000

944138017                               DATE: 07-26-94

                          PLAN AND AGREEMENT OF MERGER

     PLAN AND AGREEMENT OF MERGER dated June 19, 1974 between THE KATZ AGENCY, INC., a New York corporation ("Katz"), and THE KATZ AGENCY, INC., a Delaware corporation ("New Katz"). Katz and New Katz are herein sometimes referred to collectively as the "Constituent Corporations."

     The Certificate of Incorporation of Katz was filed with the Department of State of the State of New York on December 30, 1908 under the name E. KATZ SPECIAL ADVERTISING AGENCY, which name was changed to THE KATZ AGENCY, INC., the present name, by a certificate filed with the Department of State of the State of New York on January 6, 1938.

     The parties desire to change the place of organization of Katz from New York to Delaware in a tax free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1954.

     To accomplish that objective, Katz caused New Katz to be organized by causing a Certificate of Incorporation to be filed with the office of the Secretary of State of the State of Delaware on June 10, 1974 under the name THE KATZ AGENCY, INC., which name has not thereafter been changed.

     The parties wish to provide for the merger of Katz with and into New Katz, with the latter to be the corporation surviving the merger (hereinafter sometimes referred to as the "Surviving Corporation").

     The respective Boards of Directors of the Constituent Corporations deem it desirable and in the best interests of their respective corporations and their shareholders that the aforesaid merger be accomplished in the manner and on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and for the purpose of prescribing the terms and conditions of the merger and the mode of carrying the same into effect, the parties hereto have agreed, and do hereby agree, as follows:

     1. Surviving Corporation. On the Effective Date (as hereinafter defined) Katz and New Katz shall be combined by merging Katz into New Katz, which shall continue as the surviving corporation in accordance with the laws of the State of Delaware.

     2. Certificate of Incorporation and By-Laws. The Certificate of Incorporation and By-Laws of New Katz in effect on the Effective Date shall continue and shall constitute the Certificate of Incorporation and By-Laws of the Surviving Corporation until each is amended, altered or repealed as provided therein or by law. Said Certificate of Incorporation shall constitute the Certificate of Incorporation of the Surviving Corporation separate and apart from this Agreement and may be separately certified as the Certificate of Incorporation of the Surviving Corporation.
     3. Board of Directors and Officers. The persons presently serving as directors and officers of Katz shall constitute such respective directors and officers of the Surviving Corporation and shall hold office pursuant to the By-Laws of the Surviving Corporation.
     4. Merger. On the Effective Date, the separate existence of Katz shall cease, Katz shall be merged into the Surviving Corporation, and the corporate existence and identity of New Katz (as the Surviving Corporation) shall continue and the Surviving Corporation shall possess all the attributes, assets, liabilities and obligations whatsoever of each of the Constituent Corporations, all as more fully provided in the Business Corporation Law of the State of New York and the General Corporation Law of the State of Delaware.
     5. Supplementary Action. If at any time any further assignments, assurances in law or instruments of assumption or any other things are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to and possession of any property, rights, privileges, powers, immunities, franchises and interests of either of the Constituent Corporations, or otherwise to carry out the provisions of this Agreement, the officers and directors of the respective Constituent Corporations as of the Effective Date shall execute and deliver, in the name of either of the Constituent Corporations or otherwise, any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers, immunities, franchises and interests in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     6.   Shares and Manner of Converting Shares.

          (a) Katz has outstanding: 173,886 shares of an authorized 283,500 shares of Common Stock, par value $2 per share, entitled to vote as a class; and 34,960 shares of an authorized 50,000 shares of $6.00 Preferred Stock, par value $10 per share, not entitled to vote except as may be required by law. An additional 914 shares of such Common Stock are issued and held as treasury shares.

          (b) New Katz has outstanding: 1 share of an authorized 283,500 shares of Common Stock, par value $2 per share, entitled to vote as a class; and no shares of an authorized 50,000 shares of $6.00 Preferred Stock, par value $10 per share, not entitled to vote except as may be required by law.

          (c) The number of outstanding shares of New Katz is not subject to change prior to the Effective Date. The number of outstanding shares of Katz is subject to change prior to the Effective Date by the sale of shares of its Common Stock from treasury on exercise of outstanding options.

          (d) Each share of New Katz issued or outstanding immediately prior to the Effective Date shall, by virtue of the merger, automatically be cancelled and returned to the category of authorized but unissued shares.

          (e) Each share of $6.00 Preferred Stock and of Common Stock of Katz which shall be issued or outstanding immediately prior to the Effective Date shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into one share of the same class of stock of the Surviving Corporation.

          (f) Exchange of Shares. After the Effective Date, each holder of an outstanding certificate or certificates which prior thereto represented shares of Katz, upon surrender of the same to the Surviving Corporation, shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of $6.00 Preferred Stock or of Common Stock, as the case may be, of the Surviving Corporation into which the shares of Katz shall have been converted as aforesaid. Until so surrendered, each such outstanding certificate that, prior to the Effective Date, represented shares of Katz shall be deemed for all corporate purposes to evidence the ownership of the shares of the Surviving Corporation into which such shares have been converted.

     7. Shareholder Approval. This Agreement and the merger contemplated hereby shall be contingent upon adoption of this Agreement: by vote of the holders of two-thirds of all outstanding shares of Katz and of each class thereof; and by the sole stockholder of New Katz.

     8. Effective Date. The merger, provided the provisions of the laws of the States of Delaware and New York applicable hereto will have been satisfied, shall be effective on July 1, 1974, such date being referred to herein as the "Effective Date".

     9. Abandonment. This Agreement may be terminated and the merger contemplated hereby abandoned by the Board of Directors of either of the Constituent Corporations at any time prior to the Effective Date, notwithstanding shareholder authorization.

     10. New York Certificate of Merger. Subject to the provisions hereof, the Constituent Corporations shall cause a Certificate of Merger to be executed and filed with the Department of State of the State of New York. Said Certificate shall be prepared in accordance with the requirements of section 907(c) of the Business Corporation Law of the State of New York and shall include, without limitation: an agreement that the Surviving Corporation may be served with process in New York in any action or proceeding for the enforcement of any liability or obligation of Katz and of the right of the shareholders of Katz to receive payment for their shares against the Surviving Corporation; an agreement that, subject to the provisions of section 623 of the Business Corporation Law of the State of New York, the Surviving Corporation will promptly pay to the shareholders of Katz the amount, if any, to which they shall be entitled under the provisions of said Law relating to the right of shareholders to receive payment for their shares; and a designation of the Secretary of State of the State of New York as the agent of the Surviving Corporation upon whom process against it may be served.

                               State of Delaware
                                     Page 1
                        Office of the Secretary of State
                    ---------------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "THE KATZ AGENCY, INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF JUNE, A.D. 1974, AT 9 O'CLOCK A.M.







[DELAWARE SECRETARY OF STATE SEAL]  /s/  Edward J. Freel
                                    -------------------------------------
                                     Edward J. Freel, Secretary of State

0802393 8100                         AUTHENTICATION:  7191999


944138017                                      DATE: 07-26-94

                          CERTIFICATE OF INCORPORATION

                                       OF

                             THE KATZ AGENCY, INC.


     1. Name. The name of the corporation (hereinafter sometimes referred to as the "Corporation") is

                             THE KATZ AGENCY, INC.

     2. Registered Office and Agent. The location of the Corporation's registered office in Delaware is at 306 South State Street, City of Dover, County of Kent, Delaware. The name of the registered agent at such address is the United States Corporation Company.

     3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware, including, without limitation, to act as the agent or representative of media, primarily in the sale of advertising space or time.

     4. Stock. The Corporation shall have authority to issue a total of 333,500 shares of stock, consisting of 283,500 shares, par value $2 per share, designated Common Stock and 50,000 shares, par value $10 per share, designated $6.00 Preferred Stock.

          The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Common Stock and the $6.00 Preferred Stock are as follows:

          A.  $6.00 Preferred Stock:

              (i) The holders of the $6.00 Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of $6.00 per share per calendar year and no more, payable annually, semi-annually or quarter-annually on such dates as the Board of Directors of the Corporation may determine, before any dividends shall be declared or paid upon or set apart for the Common Stock. If the Corporation shall not in any calendar year pay the full amount of preferential dividends to the holders of the $6.00 Preferred

Stock, then the amount unpaid in such year, but not in excess of the Corporation's net profits in such year, shall be accumulated on the books and records of the Corporation as a debt to the holders of the $6.00 Preferred Stock.

          (ii) The holders of the $6.00 Preferred Stock shall not be entitled to vote for any purpose except as may be required by law.

          (iii) After approval of the Board of Directors, the Corporation may redeem the whole or any part of the outstanding $6.00 Preferred Stock at any time, or from time to time, after December 31, 1976, at a price of ONE HUNDRED DOLLARS ($100.00) per share plus any unpaid accumulated dividends thereon. If less than all of the shares are to be redeemed, any such redemptions shall be made from all holders of $6.00 Preferred Stock in proportion to their holdings on the date fixed for such redemption. Notice of any election to redeem shall be mailed to each holder of such stock at his address as it appears on the books of the Corporation not less than 30 days prior to the date upon which the $6.00 Preferred Stock is to be redeemed. If a valid offer of redemption is made, the dividends on the shares to be redeemed shall cease to accrue from and after the designated date of redemption, and all rights with respect to the $6.00 Preferred Stock called for redemption shall, from and after such redemption date, cease and terminate, except that the holder thereof shall at all times have and retain the right to receive the redemption price therefor, but without interest.

          (iv) In the event of any partial or complete liquidation or of the dissolution or of the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the $6.00 Preferred Stock shall be entitled, before any of the assets of the Corporation shall be distributed among or paid over to the holders of any other class of the Corporation's stock, to be paid ONE HUNDRED DOLLARS per share plus any unpaid accumulated dividends thereon. If the assets of the Corporation are insufficient to meet such preferences of the $6.00 Preferred Stock, the entire assets of the Corporation available for distribution to stockholders shall be distributed, first in payment of any unpaid accumulated dividends of the $6.00 Preferred Stock, and, second, ratably among the holders of the $6.00 Preferred Stock in payment of the liquidation preference of ONE HUNDRED DOLLARS ($100.00) per share.

     B.   Common Stock:

          (i) The holders of the Common Stock shall be entitled to receive dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor after payment of dividends on the $6.00 Preferred Stock for the then current calendar year and any accumulated unpaid dividends on the $6.00 Preferred Stock.

               (ii) In the event of any complete or partial liquidation, or of the dissolution or the winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled to the same rate per share of any distribution or other payment after all payments hereinabove provided to be made have been made to the holders of the $6.00 Preferred Stock.

               (iii) At each meeting of stockholders, each holder of shares of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the Corporation.

     5. INCORPORATOR. The name and mailing address of the incorporator are as follows: James M. Neeley, c/o Battle, Fowler, Lidstone, Jaffin, Pierce & Kheel, 280 Park Avenue, New York, N.Y. 10017.

     6. BY-LAWS. The Board of Directors of the Corporation from time to time may make, alter or repeal by-laws of the Corporation, except as such power may be limited by any one or more by-laws adopted by the stockholders.

     7. ELECTION AND REMOVAL OF DIRECTORS. Elections of directors of the Corporation need not be by written ballot unless the by-laws of the Corporation will so provide. The stockholders at any time may remove any or all of the directors of the Corporation, with or without cause.

     8. CREDITORS ARRANGEMENTS. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case many be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     IN WITNESS WHEREOF, the undersigned sole incorporator has signed this Certificate this 7th day of June 1974.


                                   /s/ James M. Neeley
                                   -------------------------
                                       James M. Neeley